UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

KBR, Inc. (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Form 10-K"), as filed with the Securities and Exchange Commission (the "SEC") on February 25, 2021, effective January 1, 2021, in order to give effect to a change in our segment reporting.

As previously disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2021 (as filed with the SEC on April 29, 2021), effective in the first quarter of our fiscal year 2021, we implemented a strategic change to the structure of our internal organization and transitioned from a three-core business segment model to a two-core business segment model comprised of Government Solutions and Sustainable Technology Solutions.

Effective January 1, 2021, we reorganized our reportable segments and businesses as follows:

•Government Solutions includes the following four business units: Defense & Intel, formerly the Defense Systems Engineering and Centauri businesses; Science & Space, formerly called Space & Mission Solutions; Readiness & Sustainment, formerly called Logistics; and International.
•Sustainable Technology Solutions includes Energy Solutions segment, Technology Solutions segment, and Non-strategic Business segment, with the exception of our Australian infrastructure business which moved to GS International in our Government Solutions segment.
•Other

In our Quarterly Reports on Form 10-Q for the period ended March 31, 2021 and June 30, 2021, we adjusted the unaudited condensed consolidated financial statements to reflect the retrospective application of our segment change.

This Form 8-K updates and supersedes the information in the following sections of our 2020 Form 10-K to reflect retrospective application of our segments changes to conform to the new segment presentation:

•Part I. Item 1, Business
•Part I. Item 2, Properties
•Part II. Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Part II. Item 8, Financial Statements and Supplementary Data
•Part IV. Item 15, Exhibits and Financial Statement Schedules

No items in the 2020 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2020 Form 10-K is generally stated as of December 31, 2020 and this Form 8-K does not reflect any subsequent information or events other than the changes in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2020 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2020 Form 10-K, please refer to our SEC filings since that date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of KPMG LLP - Houston, TX
99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

July 29, 2021	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Corporate Secretary & Sustainability